                           [BUFFALO WILD WINGS LOGO]
COMMON SHARES                                                      COMMON SHARES

                    BUFFALO WILD WINGS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

THIS CERTIFIES THAT

                                     SEE REVERSE FOR CERTAIN DEFINITIONS
                                              CUSIP 119848 10 9

IS THE OWNER OF
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF --------------------------- BUFFALO WILD WINGS, INC. ---------------------------
TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT-REGISTRAR.
    IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS.
DATED:

                     SECRETARY                     PRESIDENT

COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA) TRANSFER AGENT AND REGISTRAR

BY
                                  AUTHORIZED SIGNATURE

       The corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the board to determine the relative rights and preferences of subsequent classes or series.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM     -- as tenants in common              UNIF GIFT MIN ACT--                  Custodian
  TEN ENT     -- as tenants by the entireties                                  (Cust)               (Minor)
  JT TEN      -- as joint tenants with right of                             under Uniform Transfers to Minors
                survivorship and not as tenants                                            Act
                in common                                                                (State)
                                                   UNIF TRF MIN ACT--             Custodian (until age )
                                                                                          (Cust)
                                                                                 under Uniform Transfers
                                                                                      to Minors Act
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.
                    For value received____ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------------
------------------------------------------------

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
------------------------------------------------------------ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                                        ----------------------------------------

                                        ----------------------------------------
                    NOTICE: THE SIGNATURE(S) TO THIS
                     ASSIGNMENT MUST CORRESPOND
                     WITH THE NAME(S) AS WRITTEN UPON THE FACE
                     OF THE CERTIFICATE IN EVERY PARTICULAR,
                     WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                     CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By
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